THE RBB FUND, INC.

Abbey Capital Futures Strategy Fund

Class I Shares (Ticker: ABYIX)
Class A Shares (Ticker: ABYAX)
Class C Shares (Ticker: ABYCX)
Class T Shares (Not Currently Available for Sale)

Supplement dated November 29, 2021
to the Fund’s Prospectus and Statement of Additional Information (“SAI”),

each dated December 31, 2020, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective as of November 29, 2021, R. G. Niederhoffer Capital Management, Inc. will serve as a Trading Adviser to the Abbey Capital Futures Strategy Fund (the “Fund”) and its subsidiary, Abbey Capital Offshore Fund SPC. Accordingly, the following information is added to the Fund’s Prospectus and SAI.

(i)	R. G. Niederhoffer Capital Management, Inc. is added to the section titled “Summary Section — Management of the Fund — Investment Adviser and Trading Advisers” of the Fund’s Prospectus.

(ii)	The following is added to the section titled “More Information About Management of The Fund — Trading Advisers” of the Fund’s Prospectus:

R. G. Niederhoffer Capital Management, Inc.

The Adviser has entered into a trading advisory agreement with R. G. Niederhoffer Capital Management, Inc. (“RGNCM”) to manage a portion of the Fund’s assets using the RGN Emerald Program. RGNCM is a Delaware corporation and is located at 1700 Broadway, Floor 39, New York, New York 10019. RGNCM is registered as a CTA and CPO with the CFTC and is a member of the NFA. RGNCM is also registered as an investment adviser with the SEC.

Roy G. Niederhoffer - President

Mr. Niederhoffer is responsible for the general management of the firm and the overall strategy. After working for another hedge fund for 5 years, he founded RGNCM in 1993. Since then, RGNCM has employed a quantitative, behavioral finance-based strategy to trade equities, fixed income, foreign exchange and commodities to provide returns that are both valuable on a stand-alone basis and also provide significant downside protection to clients' portfolios. Mr. Niederhoffer leads the Management Committee and brings nearly 30 years of experience in the hedge fund industry. Mr. Niederhoffer graduated magna cum laude from Harvard in 1987 with a degree in Computational Neuroscience.

Paul Shen – Head Trader

Mr. Shen has been with RGNCM since inception in 1993. He is a member of both the firm’s research investment management and risk management teams. He is also a member of the Management Committee. Mr. Shen has over 25 years of industry experience and manages a team of traders who are responsible for the day-to-day implementation of the firm’s investment strategy. Prior to joining RGNCM, he was a market analyst and a risk analyst for the COMEX exchange, researcher, analyst and trader at NCZ Commodities, Inc. and a floor broker for NCZ Commodities on the NYMEX exchange. Mr. Shen graduated cum laude in 1989 from New York University with a BS in Finance and International Business.

Brian Duda – Head of Research

Since joining RGNCM in 2002, Mr. Duda has spearheaded the firm’s extensive research in nonlinear pattern recognition methods for constructing trading systems. Mr. Duda also directs the development of the firm’s analytical platform to test and evaluate trading and risk management strategies. Mr. Duda has a BS in Physics from MIT, an MS in Physics from UCLA, and a PhD in Physics from UCLA. For his doctoral research, he did research on laser-plasma interactions.

(iii)	The following is added to the section titled “Investment Advisory and Other Services — Investment Trading Advisers” in the Fund’s SAI:

R. G. Niederhoffer Capital Management, Inc. (“RGNCM”) 1700 Broadway, Floor 39 New York, New York 10019	RGNCM is a quantitative trading adviser that employs a short-term, mostly contrarian strategy to trade the world’s largest and most liquid equity, fixed income, foreign exchange and commodity markets. Roy G. Niederhoffer founded RGNCM in 1993 and he is the principal owner of RGNCM.

Please retain this Supplement for future reference.